ANNUAL REPORT
PHOENIX LIFE SEPARATE
ACCOUNT C
December 31, 2015

PHOENIX LIFE SEPARATE ACCOUNT C
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015
	Virtus Capital Growth Series – Class A Shares
Assets:
Investments at fair value	$ 615,082
Total assets	$ 615,082
Total net assets	$ 615,082
Units outstanding	2,310
Investment shares held	24,702
Investments at cost	$ 367,323
	Unit Value	Units Outstanding
Phoenix Life Separate Account C	$ 266.34	2,310
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE SEPARATE ACCOUNT C
STATEMENT OF OPERATIONS
For the period ended December 31, 2015
Virtus Capital Growth Series – Class A Shares
Income:
Dividends	$ -
Expenses:
Mortality and expense fees	4,884
Net investment income (loss)	(4,884)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	6,013
Realized gain (loss)	6,013
Change in unrealized appreciation (depreciation) during the year	47,249
Net increase (decrease) in net assets from operations	$ 48,378
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE SEPARATE ACCOUNT C
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2015 and 2014
	Virtus Capital Growth Series – Class A Shares
	2015	2014
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (4,884)	$ (4,280)
Realized gains (losses)	6,013	22,438
Unrealized appreciation (depreciation) during the year	47,249	42,550
Net increase (decrease) in net assets from operations	48,378	60,708
Contract transactions:
Transfers for contract benefits and terminations	(9,436)	(65,219)
Contract maintenance charges	(840)	(935)
Net increase (decrease) in net assets resulting from contract transactions	(10,276)	(66,154)
Total increase (decrease) in net assets	38,102	(5,446)
Net assets at beginning of period	576,980	582,426
Net assets at end of period	$ 615,082	$ 576,980
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization
Phoenix Life Separate Account C (the “Separate Account”), is a separate account of Phoenix Life Insurance Company (“Phoenix Life", the "Company", “we” or “us”). Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc. (“Phoenix”). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established on February 7, 1972. The Separate Account currently consists of one investment option (also known as a sub-account) that invests in shares of an underlying mutual fund of the Virtus Variable Insurance Trust (“VVIT”). The Separate Account invests in the Virtus Capital Growth Series—Class A Shares of the VVIT (the “Fund”).
Phoenix Life and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from Phoenix Life’s other asset and liabilities.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies of the Separate Account, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) in the investment company industry:
A.     Valuation of investments: Investments are made in the Fund and stated at fair value based on the reported net asset values of the Funds, which in turn value their investment securities at fair value.
B.     Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Fund are computed on the basis of last in first out (“LIFO”). Dividend income and realized gain distributions from investments are recorded on the ex-dividend date.
C.     Income taxes: Phoenix Life is taxed as a life insurance entity under the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) and the operations of the Separate Account are included in the consolidated federal income tax return of Phoenix. Under the current provisions of the Code, Phoenix Life does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this expectation, no charge is being made currently to the Separate Account for federal income taxes. Phoenix Life will review periodically the tax liability of the Separate Account in the event of changes in the tax law and may assess a charge may be made in future years for any federal income taxes that would be applied against the Separate Account.
D.     Use of estimates: The preparation of financial statements in accordance with GAAP requires Phoenix Life management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.
E.     Security Valuation: The Separate Account measures the fair value of its investment in the Fund available on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
a.     Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.
b.     Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
c.     Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.
Investments in Fund shares are valued using the reported net asset value of the Fund at the end of each New York Stock Exchange business day, as determined by the Fund. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2015.

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 3— Purchases and Proceeds from Sales of Investments
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2015 were as follows:
Investment Option	Purchases	Sales
Virtus Capital Growth Series – Class A Shares	$ -	$ 15,160
	$ -	$ 15,160

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 4— Changes in Units Outstanding
The changes in units outstanding were as follows:
	For the period ended December 31, 2015			For the period ended December 31, 2014
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Virtus Capital Growth Series – Class A Shares	-	(38)	(38)	-	(279)	(279)

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 5— Financial Highlights
A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2015, 2014, 2013, 2012, and 2011 follows:
	At December 31,			For the periods ended December 31,
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2]	Total Return [3]
Virtus Capital Growth Series – Class A Shares
2015	2	266.34	615	-	0.80%	8.38%
2014	2	245.73	577	0.06%	0.80%	10.84%
2013	3	221.71	582	0.33%	0.80%	28.40%
2012	3	172.66	478	0.47%	0.80%	12.85%
2011	4	153.00	657	0.05%	0.80%	(5.36%)

[1]The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the Investment Option from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the mutual fund in which the Investment Option invests.
[2]The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Fund have been excluded.
[3]The total returns are for the periods indicated, including changes in the value of the fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated through the end of the reporting period.

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 6— Related Party Transactions and Charges and Deductions
Related Party Transactions
Phoenix LIfe and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. Phoenix Life is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.
Saybrus Equity Services, Inc., a broker-dealer subsidiary of Phoenix, distributes Phoenix Life’s products through broker-dealers and other financial intermediaries.
Charges and Deductions
Phoenix Life makes deductions from the contract to compensate us for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.
Certain charges are deducted from the variable contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and Expense Fees” (“M&E Fees”) or “Administrative Fees” in the accompanying statement of operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:
A.    Contract Maintenance Charges
The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate Phoenix Life for certain costs associated with maintenance. These expenses are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2015 and 2014 were $840 and $935, respectively. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:
Administration Charge – Phoenix Life will make deductions to cover administrative expenses at a maximum annual rate of $15 per contract.
Contract Surrender Charge – In accordance with terms of the contracts, Phoenix Life makes deductions for surrender charges. Because a contract value and duration may vary, the surrender charge may also vary. Other Charges – Phoenix Life may deduct other costs depending on the policy terms.
All of the above expenses are reflected as a redemption of units.
B.    Mortality and Expense Fees
Phoenix Life will make deductions at a maximum rate of 0.80% of the contract’s value for the mortality and expense cost risks, which Phoenix Life undertakes. These expenses are included in separate line item “Mortality and Expense Fees” in the accompanying statements of operations. The total aggregate expense for the period ended December 31, 2015 was $4,884. This expense is reflected as a reduction of unit values.
Note 7—Distribution of Net Income
The Separate Account does not declare distributions to contract owners from accumulated net income. The contract owner's overall value will increase as the individual sub-account value increases in the form of additional units and is distributed to contract owners as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 8—Diversification Requirements
Under the provisions of Section 817(h) of the Code, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.
Phoenix Life intends that the investment option shall comply with the diversification requirements.
Note 9—Other
Intercompany Reinsurance Treaty
On June 30, 2015, Phoenix executed an intercompany reinsurance treaty between two of its subsidiaries, Phoenix Life and PHL Variable Insurance Company (“PHL Variable”) after receiving regulatory approval from the New York State Department of Financial Services (“ NYDFS”) and the Connecticut Insurance Department. Under the reinsurance treaty, Phoenix Life will retrocede to PHL Variable on a modified coinsurance basis, policy liabilities of a block of corporate-owned life insurance policies. As of result of discussions with its regulators related to this treaty, Phoenix decided to de-stack its insurance company subsidiaries.
Destacking
On July 29, 2015, Phoenix completed de-stacking of its insurance company subsidiaries, which are now all direct subsidiaries of Phoenix. Prior to the de-stacking, Phoenix Life ,a direct subsidiary of Phoenix, was the indirect parent of PHL Variable, American Phoenix Life and Reassurance Company and Phoenix Life and Annuity Company . It was approved by the NYDFS, which regulates Phoenix Life, and the Connecticut Insurance Department, which regulates the other three subsidiaries.
Nassau Transaction
On September 29, 2015, Phoenix announced the signing of a definitive agreement in which Nassau Reinsurance Group Holdings L.P. (“Nassau”) agreed to acquire Phoenix for $37.50 per share in cash, representing an aggregate purchase price of $217.2 million (the “Nassau Transaction”) . Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on acquiring and operating entities in the life, annuity and long-term care sectors. The Nassau Transaction was subject to the approval of the Phoenix shareholders, regulatory approvals from the NYDFS and the Connecticut Insurance Department, among other closing conditions. After completion of the transaction, which is expected to close in early 2016, Nassau will contribute $100 million in new equity capital into Phoenix and Phoenix will be a privately held, wholly owned subsidiary of Nassau. In addition, as part of the Nassau Transaction, Phoenix launched a consent solicitation in connection with its 7.45% quarterly Interest Bonds due 2032 (the “Consent Solicitation”).
Phoenix Shareholder Litigation
On October 26, 2015, a putative class action lawsuit was filed by a purported shareholder of Phoenix in the Superior Court of the State of Connecticut challenging the Nassau Transaction. The lawsuit alleged that the individual members of Phoenix’s Board of Directors breached their fiduciary duties to the Phoenix shareholders by agreeing to the Nassau Transaction for inadequate consideration and through an allegedly flawed sales process, and that the defendant companies – Phoenix, Nassau and Davero Merger Sub Corp. (a wholly owned subsidiary of Nassau) – aided and abetted such alleged breaches. The plaintiff in the action, which is styled Thomas White v. The Phoenix Companies, Inc., et. al., No. HHD-CV15--6063180-S (Conn. Super. Ct., Hartford), sought , among other things, an order enjoining the merger and, in the event the merger is completed, rescission and/or damages as a result of the alleged violations of law, as well as fees and costs.
Phoenix Shareholder Litigation Settlement
On December 10, 2015, Phoenix and the other defendants executed a Memorandum of Understanding (“MOU”) with the plaintiff providing for settlement of the suit based on certain supplemental disclosures to be released to Phoenix shareholders in advance of the December 17, 2015 shareholder vote. The settlement reflected in the MOU is subject to certain confirmatory discovery by the plaintiffs in the litigation and subject to the approval of the Court, among other things. The defendants have vigorously denied, and continue vigorously to deny, that they have committed any violation of law or engaged in any of the wrongful acts that were alleged in the litigation. The MOU outlines the terms of the agreement in principle to settle and release all claims which were or could have been asserted in the litigation. The parties to the MOU will seek to enter into a stipulation of settlement that

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 9—Other  (Continued)
will be presented to the Court for final approval. The stipulation of settlement will be subject to customary conditions, including approval by the Court, which will consider the fairness, reasonableness and adequacy of the settlement. The stipulation of settlement will provide for, among other things, the conditional certification of the Litigation as a non opt-out class action. The stipulation of settlement will provide for the release of any and all claims arising from the merger, subject to approval by the Court. The release will not become effective until the stipulation of settlement is approved by the Court. In connection with the settlement, subject to the ultimate determination of the Court, counsel for plaintiff may receive an award of reasonable fees. Neither this payment nor the settlement will affect the consideration to be received by Phoenix stockholders in the merger or the timing of the anticipated closing of the merger. There can be no assurance that the settling parties will ultimately enter into a stipulation of settlement or that the Court will approve the settlement even if the settling parties were to enter into the stipulation. In such event, or if the merger is not consummated for any reason, the proposed settlement will be null and void and of no force and effect. In January 2016, named-plaintiff, Thomas White, and non-party, Stephen Bushansky, a member of the putative class, moved to substitute Stephen Bushansky as plaintiff, which motion was granted.
Phoenix Proxy Solicitation
On December 17, 2015, at a special meeting, Phoenix shareholders approved the adoption of the Agreement and Plan of Merger, dated as of September 28, 2015, among Phoenix, Davero Merger Sub Corp. and Nassau. Subject to the terms and conditions of the merger agreement, Davero Merger Sub Corp., a direct wholly-owned subsidiary of Nassau, will be merged with and into Phoenix with Phoenix as the surviving company and a direct wholly-owned subsidiary of Nassau.
Consent Solicitation
On January 7, 2016, Phoenix commenced the Consent Solicitation to amend the indenture governing the bonds (the “Indenture”) in connection with the Nassau Transaction. On March 4, 2016, Phoenix announced the success of the Consent Solicitation. The consents received represented approximately 72.9% of the outstanding principal amount. On March 9, 2016, the Company and the Trustee executed a fourth supplemental indenture (the “Fourth Supplemental Indenture”) amending the Indenture effective as of such date. If the merger is consummated and the bonds are delisted, Phoenix will no longer be required to file SEC Reports with the SEC and will not be required to file reports with the bond’s trustee or the SEC pursuant to the terms of the Indenture or the Trust Indenture Act of 1939, as amended. The amendment would require Phoenix to deliver to the trustee and make available to bondholders certain annual financial statements, quarterly financial statements and reports on certain current events.
Consent Solicitation Litigation
On February 8, 2016, plaintiff Kenneth Roth filed a putative class action complaint (“Complaint”) in New York Supreme Court (New York County) (the “Court”) against Phoenix and U.S. Bank National Association in its capacity as indenture trustee (the “Trustee”), Index No. 650634/2016 (the “Litigation”), relating to the Consent Solicitation. The Complaint asserts claims against Phoenix for breach of contract, breach of the covenant of good faith and fair dealing, negligent misrepresentation, a temporary restraining order, a preliminary and permanent injunction, and a declaratory judgment. In addition to damages, costs, and attorneys’ fees, the Complaint asks the Court to temporarily restrain, and preliminarily and permanently enjoin the Consent Solicitation or, alternatively, declare that the proposed supplemental indenture is null and void. The Complaint further alleges that the Trustee breached its fiduciary duty to bondholders by, inter alia, allowing the Consent Solicitation to be issued. Phoenix believes that the lawsuit is without merit and that no additional or amended disclosure is required to supplement the Consent Solicitation, and that no changes to the proposed supplemental indenture are required, under applicable laws.
Consent Solicitation Litigation Settlement
On February 24, 2016, the parties to the Litigation (the “Settling Parties”) entered into the MOU providing for the settlement of the Litigation, subject to the approval of the Court, among other things. The defendants have vigorously denied, and continue vigorously to deny, that they have committed any violation of law or engaged in any of the wrongful acts that were alleged in the Litigation. The MOU outlines the terms of the Settling Parties’ agreement in principle to settle and release all claims which were or could have been asserted in the Litigation. The parties to the MOU will seek to enter into a stipulation of settlement that will be presented to the Court for final approval. The stipulation of settlement will be subject to customary conditions, including approval by the Court, which will consider the fairness, reasonableness and adequacy of the settlement. The stipulation of settlement will provide for, among other things, the release of any and all claims arising from or relating to the Consent Solicitation, subject to approval by the Court. The release will not become effective until the stipulation of settlement is approved by the Court. In connection with the settlement, subject to the ultimate determination of the Court, counsel for plaintiff may receive an award of reasonable fees. Neither this payment nor the settlement will affect the consent fee to be received by

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 9—Other  (Continued)
consenting Phoenix bondholders in the Consent Solicitation. There can be no assurance that the Settling Parties will ultimately enter into a stipulation of settlement or that the Court will approve the settlement even if the Settling Parties were to enter into the stipulation. In such event, or if the Consent Solicitation is not consummated for any reason, the proposed settlement will be null and void and of no force and effect.
SEC Cease-and-Desist Order
Phoenix and PHL Variable are subject to a Securities and Exchange Commission (the “SEC”) Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order, which was approved by the SEC in March 2014 (the “March 2014 Order”) and was subsequently amended by an amended SEC administrative order approved by the SEC in August 2014 (the March 2014 Order, as amended, the “Amended Order”). The Amended Order and the March 2014 Order (collectively, the “Orders”), directed Phoenix and PHL Variable to cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder and Section 15(d) of the Exchange Act and Rules 15d-1 and 15d-13 thereunder. Phoenix and PHL Variable remain subject to these obligations. Pursuant to the Orders, Phoenix and PHL Variable were required to file certain periodic SEC reports in accordance with the timetables set forth in the Orders. All of such filings have been made. Phoenix and PHL Variable paid civil monetary penalties to the SEC in the aggregate amount of $1.1 million pursuant to the terms of the Orders in 2014.
Cases Brought by Policy Investors Against Phoenix, Phoenix Life, PHL Variable
On August 2, 2012, Lima LS PLC filed a complaint against Phoenix, Phoenix Life, PHL Variable, James D. Wehr, Philip K. Polkinghorn, Edward W. Cassidy, Dona D. Young and other unnamed defendants in the United States District Court for the District of Connecticut (Case No. CV12-01122). On July 1, 2013, the defendants’ motion to dismiss the complaint was granted in part and denied in part. Thereafter, on July 31, 2013, the plaintiff served an amended complaint against the same defendants, with the exception that Mr. Cassidy was dropped as a defendant. The plaintiffs allege that Phoenix Life and PHL Variable promoted certain policy sales knowing that the policies would ultimately be owned by investors and then challenging the validity of these policies or denying claims submitted on these policies. Plaintiffs are seeking damages, including punitive and treble damages, attorneys’ fees and a declaratory judgment. We believe we have meritorious defenses against this lawsuit and we intend to vigorously defend against these claims. The outcome of this litigation and any potential losses are uncertain.
Cost of Insurance Cases
On November 18, 2011, Martin Fleisher and another plaintiff (the “Fleisher Litigation”), on behalf of themselves and others similarly situated, filed suit against Phoenix Life in the United States District Court for the Southern District of New York (C.A. No. 1:11-cv-08405-CM-JCF (U.S. Dist. Ct; S.D.N.Y.)) challenging COI rate adjustments implemented by Phoenix Life in 2010 and 2011 in certain universal life insurance policies. The complaint sought damages for breach of contract. The class certified by the court was limited to holders of Phoenix Life policies issued in New York subject to New York law and subject to Phoenix Life’s 2011 COI rate adjustment.
PHL Variable has been named as a defendant in six actions challenging its COI rate adjustments in certain universal life insurance policies implemented concurrently with the Phoenix Life adjustments. Phoenix Life and PHL Variable are referred to as the “Phoenix Life Companies.” Five cases have been brought against PHL Variable, while one case has been brought against both PHL Variable and Phoenix Life. These six cases, only one of which is styled as a class action, have been brought by (1) Tiger Capital LLC (C.A. No. 1:12-cv- 02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 14, 2012; the “Tiger Capital Litigation”); (2-5) U.S. Bank National Association, as securities intermediary for Lima Acquisition LP ((2: C.A. No. 1:12-cv-06811-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on November 16, 2011; 3: C.A. No. 1:13-cv-01580-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 8, 2013; collectively, the “U.S. Bank N.Y. Litigations”); (4: C.A. No. 3:14-cv-00555-WWE; U.S. Dist. Ct; D. Conn., complaint originally filed on March 6, 2013, in the District of Delaware and transferred by order dated April 22, 2014, to the District of Connecticut; and 5: C.A. No. 3:14-cv-01398-WWE, U.S. Dist. Ct; D. Conn., complaint filed on September 23, 2014, and amended on October 16, 2014, to add Phoenix Life as a defendant, and consolidated with No. 3:14-cv-00555-WWE (collectively the “U.S. Bank Conn. Litigations”)); and (6) SPRR LLC (C.A. No. 1:14-cv-8714-CM; U.S. Dist. Ct.; S.D.N.Y., complaint filed on October 31, 2014; the “SPRR Litigation”). SPRR LLC filed suit against PHL Variable, on behalf of itself and others similarly situated, challenging COI rate adjustments implemented by PHL Variable in 2011.

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 9—Other  (Continued)
The Tiger Capital Litigation, the two U.S. Bank N.Y. Litigations and the SPRR Litigation were assigned or reassigned to the same judge as the Fleisher Litigation. The plaintiff in the Tiger Capital Litigation sought damages for breach of contract and declaratory relief. The plaintiff in the U.S. Bank N.Y. Litigations and the U.S. Bank Conn. Litigations sought damages and attorneys’ fees for breach of contract and other common law and statutory claims. The plaintiff in the SPRR Litigation sought damages for breach of contract for a nationwide class of policyholders.
The Phoenix Life Companies reached an agreement as of April 30, 2015, memorialized in a formal settlement agreement executed on May 29, 2015, with SPRR, LLC, Martin Fleisher, as trustee of the Michael Moss Irrevocable Life Insurance Trust II, and Jonathan Berck, as trustee of the John L. Loeb, Jr. Insurance Trust (collectively, the SPRR Litigation and the Fleisher Litigation plaintiffs referred to as the “Plaintiffs”), to resolve the Fleisher Litigation and SPRR Litigation (the “Settlement”). A motion for preliminary approval of the Settlement was filed with the United States District Court for the Southern District of New York on May 29, 2015 and on June 3, 2015, the court granted preliminary approval of the Settlement and ordered notice be given to class members. The proposed Settlement class consists of all policyholders that were subject to the 2010 or 2011 COI rate adjustments (collectively, the “Settlement Class”), including the policies within the above-named COI cases. The Phoenix Life Companies agreed to pay a total of $48.5 million , as reduced for any opt-outs, in connection with the Settlement. The Phoenix Life Companies agreed not to impose additional increases to COI rates on policies participating in the Settlement Class through the end of 2020, and not to challenge the validity of policies participating in the Settlement Class for lack of insurable interest or misrepresentations in the policy applications. Under the Settlement, policyholders are members of the Settlement Class, including those which have filed individual actions relating to COI rate adjustments, may opt out of the Settlement and separately litigate their claims. The opt-out period expired on July 17, 2015 and opt-out notices have been received by the Phoenix Life Companies, including from U.S. Bank, a party to four COI cases. On September 9, 2015, the judge in the Fleisher and SPRR Litigations entered an order approving of the Settlement and final judgment was entered on December 9, 2015.
On June 3, 2015, the parties to the Tiger Capital Litigation advised the court of a settlement of the Tiger Capital Litigation, which includes Tiger Capital, LLC’s participation in the class Settlement. The settlement of the Tiger Capital Litigation was on a basis that will not have a material impact on the Company’s financial statements. The Tiger Capital Litigation was closed by the court on October 21, 2015.
On September 28, 2015, the Plaintiff in the U.S. Bank N.Y. Litigations and PHL Variable filed a joint stipulation of dismissal of the U.S. Bank N.Y. Litigations with prejudice pursuant to an agreement to settle. The U.S. Bank Conn. Litigations are proceeding, and the Plaintiff seeks damages and attorney’s fees for breach of contract and other common law and statutory claims. Complaints to state insurance departments regarding PHL Variable’s COI rate adjustments have also prompted regulatory inquiries or investigations in several states, with two of such states (California and Wisconsin) issuing letters directing PHL Variable to take remedial action in response to complaints by a single policyholder. PHL Variable disagrees with both states’ positions. On March 23, 2015, an Administrative Law Judge (“ALJ”) in Wisconsin ordered PHL Variable to pay restitution to current and former owners of seven policies and imposed a fine on PHL Variable which, in a total amount, does not have a material impact on PHL Variable’s financial position (Office of the Commissioner of Insurance Case No. 13- C35362). PHL Variable disagrees with the ALJ’s determination and has appealed the order.
For any cases or regulatory directives not resolved by the Settlement, Phoenix Life and PHL Variable believe that they have meritorious defenses against all of these lawsuits and regulatory directives and intend to vigorously defend against them, including by appeal if necessary. For any matters not resolved by the Settlement, the outcome is uncertain and any potential losses cannot be reasonably estimated.
Cases Brought by Policyholders
On October 30, 2009, Brian S. Shevlin, Keith P. Shevlin, and Erin Taylor (the “Shevlins” or “Plaintiffs”) brought a purported class action suit against Phoenix Life and Phoenix (collectively “Defendants”) in the Superior Court of New Jersey, Mercer County, Brian S. Shevlin at al. v. Phoenix Life Insurance et al., Docket No. MER-L-2792-09. The Shevlins, on behalf of themselves and a class of owners of closed block policies established upon the demutualization of Phoenix Life in 2001, challenged the reduction of dividends on those policies following 2006 and 2009 dividend scale changes. Defendants removed the suit to the United States District Court for the District of New Jersey (Case No. 09-cv-06323). On August 24, 2010, the District Court partially granted and partially denied Defendants’ motion to dismiss, and shortly thereafter Plaintiffs filed a Second Amended Complaint. Plaintiffs allege that the reduction of dividends breached the terms of their policies with Phoenix Life, and unjustly

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 9—Other  (Continued)
enriched Phoenix. On June 30, 2014, the court denied Phoenix’s motion for summary judgment, and instructed the parties to proceed to brief class certification. On February 9, 2016, the court denied the pending motion for class certification without prejudice to renew it if a planned mediation was unsuccessful in resolving the action. The outcome of this litigation and any potential award of damages are uncertain.
Rating Agency Actions
On October 1, 2015, Standard & Poor’s Rating Service affirmed its rating for Phoenix, Phoenix Life and PHL Variable and changed the outlook to positive based on the Nassau Transaction and capital infusion. Reference in this report to any credit rating is intended for the limited purposes of discussing or referring to changes in PHL Variable’s credit ratings or aspects of its liquidity or costs of funds. Such reference cannot be relied on for any other purposes, or used to make any inference concerning future performance, future liquidity or any future credit rating.
Note 10—Mergers, Liquidations, and Name Changes
A.    Mergers
There were no mergers in 2014 or 2015.
B.    Liquidations
There were no liquidations in 2014 or 2015.
C.    Name Changes
There were no name changes in 2014 or 2015.
Note 11—Subsequent Events
Capital Contributions
On February 25, 2016, PHL Variable received permission from the Connecticut Insurance Department to admit $23.1 million of receivables from Phoenix as an additional capital contribution on its balance sheet as of December 31, 2015. On February 26, 2016, Phoenix made a capital contribution of $23.1 million to PHL Variable.
Dividends
On March 10, 2016, Phoenix Life declared a $20.0 million dividend to Phoenix.
Management and Organizational Changes
On January 22, 2016, Phoenix announced that Bonnie J. Malley, Executive Vice President and Chief Financial Officer, intends to leave PNX upon the completion of the Nassau Transaction. Upon completion of the Nassau Transaction, PNX plans to appoint Ernest McNeill Jr. as Chief Financial Officer. Mr. McNeill is currently Phoenix’s Senior Vice President and Chief Accounting Officer.

KPMG LLP
One Financial Plaza
755 Main Street
Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

The Board of Directors Phoenix Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of Phoenix Life Separate Account C (comprised of the divisions listed in Note 1) (collectively, “the Separate Account”) as of December 31, 2015, the related statements of operations and changes in net assets for the period then ended and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Phoenix Life Insurance Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Phoenix Life Separate Account C as of December 31, 2015, and the results of its operations and changes in its net assets for the year then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Hartford, Connecticut

April 25, 2016

KPMG LLP is a Delaware limited liability partnership,

the U.S. member firm of KPMG International Cooperative

(“KPMG International”), a Swiss entity.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Phoenix Life Insurance Company:
In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment option of the Phoenix Life Separate Account C (identified in Note 1) at December 31, 2014, the results of operations for the period then ended, the changes in net assets for the periods then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of Phoenix Life Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the transfer agents, provide a reasonable basis for our opinion.
/s/ Pricewaterhouse Cooper LLP
May 1, 2015
Boston, Massachusetts

PHOENIX LIFE SEPARATE ACCOUNT C
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06103-2899
1851 Securities, Inc.
One American Row
Hartford, Connecticut 06102
Underwriter
Independent Registered Public Accounting Firm
KPMG LLP
1 Financial Plaza 755 Main Street, 11th Floor
Hartford, CT 06103

Phoenix Life Insurance Company
PO Box 22012
Albany, NY 12201-2012
Not insured by FDIC/NCUSIF or any federal government agency.
No bank guarantee. Not a deposit. May lose value.
Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com
OL4264 © 2015 The Phoenix Companies, Inc.	2-15